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                         Securities and Exchange Commission
                              Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): April 1, 1999


                                DIGITAL RIVER, INC.
               (Exact name of Registrant as specified in its charter)


          Delaware                                      41-1901640
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)


                           9625 W. 76th Street, Suite 150
                          Eden Prairie, Minnesota  55344
                (Address of principal executive offices)  (Zip code)


                                   (612) 253-1234
                (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On April 1, 1999, pursuant to an Agreement and Plan of Merger dated April 1, 1999 by and among the Registrant, Maagnum Internet Group, a Connecticut corporation ("Maagnum"), and Cyrus Maaghul, the sole shareholder of Maagnum (the "Merger Agreement"), Maagnum merged with and into the Registrant, with the Registrant as the surviving corporation (the "Merger"). At the effective time of the Merger, Mr. Maaghul's shares of Maagnum common stock converted into the right to receive from the Registrant $2,500,000 in cash and 88,809 shares of common stock of the Registrant ("Common Stock"), and up to an additional 320,161 shares of Common Stock that may be earned by Mr. Maaghul upon the achievement of certain business goals over the 24-month period following the closing date of the Merger. In addition, pursuant to a Stock Purchase Agreement dated April 1, 1999 by and between the Registrant and Meiman Kentjana, a key employee of Maagnum, in consideration for Mr. Kentjana's agreement to waive certain rights with respect to Maagnum, the Registrant issued to Mr. Kentjana on the closing date of the Merger 22,841 shares of Common Stock and gave him the right to receive up to an additional 192,374 shares of Common Stock that may be earned by Mr. Kentjana upon the achievement of certain business goals over the 24-month period following the closing date of the Merger. The cash paid at closing was paid from the Registrant's cash and cash equivalents and short-term investments.

     On April 15, 1999, pursuant to an Asset Purchase Agreement dated as of April 15, 1999 (the "Purchase Agreement") by and among the Registrant, Public Software Library Ltd., a Texas limited partnership ("Seller"), and the partners of Seller (the "Partners"), the Registrant purchased substantially all of the assets and assumed certain liabilities of Seller in exchange for an aggregate of 161,842 shares of Common Stock.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Not applicable.

     (b)   PRO FORMA FINANCIAL INFORMATION.

     Not applicable.


                                          2.
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     (c)   EXHIBITS.


     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
            2.1     Agreement and Plan of Merger, dated April 1, 1999, by and
                    among the Registrant, Maagnum and Mr. Maaghul.

            2.2 Stock Purchase Agreement, dated April 1, 1999, by and among the Registrant and Mr. Kentjana.

            2.3 Asset Purchase Agreement, dated as of April 15, 1999, by and among the Registrant, Public Software Library Ltd. and the partners of Public Software Library Ltd.

           20.1     Press release of the Registrant dated April 16, 1999.




                                          3.
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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DIGITAL RIVER, INC
                                   (Registrant)


Date:  April 16, 1999              By:   /s/ Robert E. Strawman
                                   ---------------------------------------------
                                   Robert E. Strawman
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



                                          4.